INCOME TAXES (Details 1) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets:
Net operating loss carry forwards	$ 265,673	$ 152,265
Total deferred tax asset	265,673	152,265
Valuation allowance	(265,673)	(152,265)
Net deferred tax assets	$ 0	$ 0